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                                                                   EXHIBIT 10.51

                                   PCTEL, INC.

                                 1997 STOCK PLAN

                      As amended and restated May 13, 2004

      1. Purposes of the Plan. The purposes of this Stock Plan are:

            - to attract and retain the best available personnel for positions of substantial responsibility,

            - to provide additional incentive to Employees, Directors and Consultants, and

            -     to promote the success of the Company's business.

      Awards granted under the Plan may be Incentive Stock Options, Nonstatutory Stock Options, Stock Appreciation Rights or Stock Purchase Rights, as determined by the Administrator at the time of grant.

      2. Definitions. As used herein, the following definitions shall apply:

            (a) "Administrator" means the Board or any of its Committees as shall be administering the Plan, in accordance with Section 4 of the Plan.

            (b) "Applicable Laws" means the requirements relating to the administration of stock option plans under U. S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any foreign country or jurisdiction where Awards are, or will be, granted under the Plan.

            (c) "Award" means, individually or collectively, a grant under the Plan of Options, Stock Appreciation Rights or Stock Purchase Rights.

            (d) "Award Agreement" means the written agreement setting forth the terms and provisions applicable to each Award granted under the Plan. The Award Agreement is subject to the terms and conditions of the Plan.

            (e) "Awarded Stock" means the Common Stock subject to an Award.

            (f) "Board" means the Board of Directors of the Company.

            (g) "Code" means the Internal Revenue Code of 1986, as amended.

            (h) "Committee" means a committee of Directors appointed by the Board in accordance with Section 4 of the Plan.

            (i) "Common Stock" means the common stock of the Company.

            (j) "Company" means PCTel, Inc., a Delaware corporation.

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            (k) "Consultant" means any person, including an advisor, engaged by the Company or a Parent or Subsidiary to render services to such entity.

            (l) "Director" means a member of the Board.

            (m) "Disability" means total and permanent disability as defined in
Section 22(e)(3) of the Code.

            (n) "Employee" means any person, including Officers and Directors, employed by the Company or any Parent or Subsidiary of the Company. A Service Provider shall not cease to be an Employee in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company, its Parent, any Subsidiary, or any successor. For purposes of Incentive Stock Options, no such leave may exceed ninety days, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, on the 181st day of such leave any Incentive Stock Option held by the Participant shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Nonstatutory Stock Option. Neither service as a Director nor payment of a director's fee by the Company shall be sufficient to constitute "employment" by the Company.

            (o) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

            (p) "Fair Market Value" means, as of any date, the value of Common Stock determined as follows:

                  (i) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market or The Nasdaq SmallCap Market of The Nasdaq Stock Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system for the last market trading day prior to the time of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

                  (ii) If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock on the last market trading day prior to the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or

                  (iii) In the absence of an established market for the Common Stock, the Fair Market Value shall be determined in good faith by the Administrator.

            (q) "Incentive Stock Option" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

            (r) "Nonstatutory Stock Option" means an Option not intended to qualify as an Incentive Stock Option.

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            (s) "Notice of Grant" means a written or electronic notice evidencing certain terms and conditions of an individual Option, Stock Appreciation Right or Stock Purchase Right grant. The Notice of Grant is part of the Option Agreement.

            (t) "Officer" means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

            (u) "Option" means a stock option granted pursuant to the Plan.

            (v) "Option Agreement" means an agreement between the Company and a Participant evidencing the terms and conditions of an individual Option grant. The Option Agreement is subject to the terms and conditions of the Plan.

            (w) "Option Exchange Program" means a program whereby outstanding Options are surrendered in exchange for Options with a lower exercise price.

            (x) "Parent" means a "parent corporation," whether now or hereafter existing, as defined in Section 424(e) of the Code.

            (y) "Participant" means the holder of an outstanding Award granted under the Plan.

            (z) "Plan" means this 1997 Stock Plan, as amended and restated.

            (aa) "Restricted Stock" means shares of Common Stock acquired pursuant to a grant of Stock Purchase Rights under Section 12 of the Plan.

            (bb) "Restricted Stock Purchase Agreement" means a written agreement between the Company and the Optionee evidencing the terms and restrictions applying to stock purchased under a Stock Purchase Right. The Restricted Stock Purchase Agreement is subject to the terms and conditions of the Plan and the Notice of Grant.

            (cc) "Rule 16b-3" means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.

            (dd) "Section 16(b) " means Section 16(b) of the Exchange Act.

            (ee) "Service Provider" means an Employee, Director or Consultant.

            (ff) "Share" means a share of the Common Stock, as adjusted in accordance with Section 14 of the Plan.

            (gg) "Stock Appreciation Right" or "SAR" means an Award granted pursuant to Section 12 hereof.

            (hh) "Stock Purchase Right" means the right to purchase Common Stock pursuant to Section 11 of the Plan, as evidenced by a Notice of Grant.

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            (ii) "Subsidiary" means a "subsidiary corporation", whether now or hereafter existing, as defined in Section 424(f) of the Code.

      3. Stock Subject to the Plan. Subject to the provisions of Section 14 of the Plan, the maximum aggregate number of Shares which may be optioned and sold under the Plan is 5,500,000 Shares, plus an annual increase to be added on the first day of the Company's fiscal year equal to the lesser of (i) 700,000 Shares, (ii) 4% of the outstanding shares on such date or (iii) a lesser amount determined by the Board. The Shares may be authorized, but unissued, or reacquired Common Stock.

            If an Award expires or becomes unexercisable without having been exercised in full, or, with respect to Restricted Stock, is forfeited to or repurchased by the Company, the unpurchased Shares (or for Restricted Stock, the forfeited or repurchased shares) which were subject thereto shall become available for future grant or sale under the Plan (unless the Plan has terminated). With respect to SARs, only shares actually issued pursuant to an SAR shall cease to be available under the Plan; all remaining shares under SARs shall remain available for future grant or sale under the Plan (unless the Plan has terminated). However, Shares that have actually been issued under the Plan under any Award shall not be returned to the Plan and shall not become available for future distribution under the Plan, except that if Shares of Restricted Stock are repurchased by the Company at their original purchase price or are forfeited to the Company, such Shares shall become available for future grant under the Plan.

      4. Administration of the Plan.

            (a) Procedure.

                  (i) Multiple Administrative Bodies. The Plan may be administered by different Committees with respect to different groups of Service Providers.

                  (ii) Section 162(m). To the extent that the Administrator determines it to be desirable to qualify Options granted hereunder as "performance-based compensation" within the meaning of Section 162(m) of the Code, the Plan shall be administered by a Committee of two or more "outside directors" within the meaning of Section 162(m) of the Code.

                  (iii) Rule 16b-3. To the extent desirable to qualify transactions hereunder as exempt under Rule 16b-3, the transactions contemplated hereunder shall be structured to satisfy the requirements for exemption under Rule 16b-3.

                  (iv) Other Administration. Other than as provided above, the Plan shall be administered by (A) the Board or (B) a Committee, which committee shall be constituted to satisfy Applicable Laws.

            (b) Powers of the Administrator. Subject to the provisions of the Plan, and in the case of a Committee, subject to the specific duties delegated by the Board to such Committee, the Administrator shall have the authority, in its discretion:

                  (i) to determine the Fair Market Value;

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                  (ii) to select the Service Providers to whom Awards may be granted hereunder;

                  (iii) to determine the number of shares of Common Stock to be covered by each Award granted hereunder;

                  (iv) to approve forms of agreement for use under the Plan;

                  (v) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Award granted hereunder. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Awards may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Award or the shares of Common Stock relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine;

                  (vi) to reduce the exercise price of any Option to the then current Fair Market Value if the Fair Market Value of the Common Stock covered by such Option shall have declined since the date the Option was granted;

                  (vii) to institute an Option Exchange Program;

                  (viii) to construe and interpret the terms of the Plan and Awards granted pursuant to the Plan;

                  (ix) to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of qualifying for preferred tax treatment under foreign tax laws;

                  (x) to modify or amend each Award (subject to Section 16(c) of the Plan), including the discretionary authority to extend the post-termination exercisability period of Options and SARs longer than is otherwise provided for in the Plan;

                  (xi) to allow Participants to satisfy withholding tax obligations by electing to have the Company withhold from the Shares to be issued upon exercise of an Award that number of Shares having a Fair Market Value equal to the amount required to be withheld. The Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined. All elections by a Participant to have Shares withheld for this purpose shall be made in such form and under such conditions as the Administrator may deem necessary or advisable;

                  (xii) to authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Award previously granted by the Administrator;

                  (xiii) to make all other determinations deemed necessary or advisable for administering the Plan.

            (c) Effect of Administrator's Decision. The Administrator's decisions, determinations and interpretations shall be final and binding on all Participants and any other holders of Awards.

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      5. Eligibility. Stock Purchase Rights, Stock Appreciation Rights and
Nonstatutory Stock Options may be granted to Service Providers. Incentive Stock Options may be granted only to Employees.

      6. Limitations.

            (a) Each Option shall be designated in the Option Agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Participant during any calendar year (under all plans of the Company and any Parent or Subsidiary) exceeds $100,000, such Options shall be treated as Nonstatutory Stock Options. For purposes of this Section 6(a), Incentive Stock Options shall be taken into account in the order in which they were granted. The Fair Market Value of the Shares shall be determined as of the time the Option with respect to such Shares is granted.

            (b) Neither the Plan nor any Award shall confer upon a Participant any right with respect to continuing the Participant's relationship as a Service Provider with the Company, nor shall they interfere in any way with the Participant's right or the Company's right to terminate such relationship at any time, with or without cause.

            (c) The following limitations shall apply to grants of Options and Stock Appreciation Rights:

                  (i) No Service Provider shall be granted, in any fiscal year of the Company, Options or Stock Appreciation Rights to purchase more than 300,000 Shares.

                  (ii) In connection with his or her initial service, a Service Provider may be granted Options or Stock Appreciation Rights to purchase up to an additional 300,000 Shares which shall not count against the limit set forth in subsection (i) above.

                  (iii) The foregoing limitations shall be adjusted proportionately in connection with any change in the Company's capitalization as described in Section 14.

                  (iv) If an Option or Stock Appreciation Right is canceled in the same fiscal year of the Company in which it was granted (other than in connection with a transaction described in Section 14), the canceled Option or Stock Appreciation Right will be counted against the limits set forth in subsections (i) and (ii) above. For this purpose, if the exercise price of an Option or Stock Appreciation Right is reduced, the transaction will be treated as a cancellation of the Option or Stock Appreciation Right and the grant of a new Option or Stock Appreciation Right.

      7. Term of Plan. The Plan shall become effective upon its adoption by the Board. It shall continue in effect for 10 years thereafter unless terminated earlier under Section 16 of the Plan.

      8. Term of Option. The term of each Option shall be stated in the Option Agreement. In the case of an Incentive Stock Option, the term shall be ten (10) years from the date of grant or such shorter term as may be provided in the Option Agreement. Moreover, in the case of an Incentive Stock Option granted to a Participant who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the total combined voting power of all classes of

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stock of the Company or any Parent or Subsidiary, the term of the Incentive
Stock Option shall be five (5) years from the date of grant or such shorter term as may be provided in the Option Agreement.

      9. Option Exercise Price and Consideration.

            (a) Exercise Price. The per share exercise price for the Shares to be issued pursuant to exercise of an Option shall be determined by the Administrator, subject to the following:

                  (i) In the case of an Incentive Stock Option

                        (A) granted to an Employee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant.

                        (B) granted to any Employee other than an Employee described in paragraph (A) immediately above, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

                  (ii) In the case of a Nonstatutory Stock Option, the per Share exercise price shall be determined by the Administrator. In the case of a Nonstatutory Stock Option intended to qualify as "performance-based compensation" within the meaning of Section 162(m) of the Code, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

                  (iii) Notwithstanding the foregoing, Options may be granted with a per Share exercise price of less than 100% of the Fair Market Value per Share on the date of grant pursuant to a merger or other corporate transaction.

            (b) Waiting Period and Exercise Dates. At the time an Option is granted, the Administrator shall fix the period within which the Option may be exercised and shall determine any conditions which must be satisfied before the Option may be exercised.

            (c) Form of Consideration. The Administrator shall determine the acceptable form of consideration for exercising an Option, including the method of payment. In the case of an Incentive Stock Option, the Administrator shall determine the acceptable form of consideration at the time of grant. To the extent consistent with Applicable Laws, such consideration may consist entirely of:

                  (i) cash;

                  (ii) check;

                  (iii) promissory note;

                  (iv) other Shares which (A) in the case of Shares acquired upon exercise of an option, have been owned by the Participant for more than six months on the date of surrender, and

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(B) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised;

                  (v) consideration received by the Company under a cashless exercise program implemented by the Company in connection with the Plan;

                  (vi) a reduction in the amount of any Company liability to the Participant, including any liability attributable to the Participant's participation in any Company-sponsored deferred compensation program or arrangement;

                  (vii) any combination of the foregoing methods of payment; or

                  (viii) such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws.

      10. Exercise of Option.

            (a) Procedure for Exercise; Rights as a Shareholder. Any Option granted hereunder shall be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the Option Agreement. Unless the Administrator provides otherwise, vesting of Options granted hereunder shall be tolled during any unpaid leave of absence. An Option may not be exercised for a fraction of a Share.

                  An Option shall be deemed exercised when the Company receives:
(i) written or electronic notice of exercise (in accordance with the Option Agreement) from the person entitled to exercise the Option, and (ii) full payment for the Shares with respect to which the Option is exercised. Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Option Agreement and the Plan. Shares issued upon exercise of an Option shall be issued in the name of the Participant or, if requested by the Participant, in the name of the Participant and his or her spouse. Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such Shares promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 14 of the Plan.

                  Exercising an Option in any manner shall decrease the number of Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

            (b) Termination of Relationship as a Service Provider. If a Participant ceases to be a Service Provider, other than upon the Participant's death or Disability, the Participant may exercise his or her Option within such period of time as is specified in the Option Agreement to the extent that the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement). In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for three (3) months following the Participant's termination. If, on the date of termination, the Participant is not vested as to his or her

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entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. If, after termination, the Participant does not exercise his or her Option within the time specified by the Administrator, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

            (c) Disability of Participant. If a Participant ceases to be a Service Provider as a result of the Participant's Disability, the Participant may exercise his or her Option within such period of time as is specified in the Option Agreement to the extent the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement). In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for twelve (12) months following the Participant's termination. If, on the date of termination, the Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. If, after termination, the Participant does not exercise his or her Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

            (d) Death of Participant. If a Participant dies while a Service Provider, the Option may be exercised within such period of time as is specified in the Option Agreement (but in no event later than the expiration of the term of such Option as set forth in the Notice of Grant), by the Participant's estate or by a person who acquires the right to exercise the Option by bequest or inheritance, but only to the extent that the Option is vested on the date of death. In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for twelve (12) months following the Participant's termination. If, at the time of death, the Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall immediately revert to the Plan. The Option may be exercised by the executor or administrator of the Participant's estate or, if none, by the person(s) entitled to exercise the Option under the Participant's will or the laws of descent or distribution. If the Option is not so exercised within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

            (e) Buyout Provisions. The Administrator may at any time offer to buy out for a payment in cash or Shares an Option previously granted based on such terms and conditions as the Administrator shall establish and communicate to the Participant at the time that such offer is made.

      11. Stock Appreciation Rights.

            (a) Grant of SARs. Subject to the terms and conditions of the Plan, SARs may be granted to Participants at any time and from time to time as shall be determined by the Administrator, in its sole discretion. The Administrator shall have complete discretion to determine the number of SARs granted to any Participant.

            (b) Exercise Price and other Terms. The Administrator, subject to the provisions of the Plan, shall have complete discretion to determine the terms and conditions of SARs granted under the Plan; provided, however, that no SAR may have a term of more than ten (10) years from the date of grant.

            (c) Payment of SAR Amount. Upon exercise of a SAR, a Participant shall be entitled to receive payment from the Company in an amount determined by multiplying:

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                  (i) The difference between the Fair Market Value of a Share on the date of exercise over the exercise price; times

                  (ii) the number of Shares with respect to which the SAR is exercised.

            (d) Payment upon Exercise of SAR. At the discretion of the Administrator, payment for a SAR may be in cash, Shares or a combination thereof.

            (e) SAR Agreement. Each SAR grant shall be evidenced by an Award Agreement that shall specify the exercise price, the term of the SAR, the conditions of exercise, and such other terms and conditions as the Administrator, in its sole discretion, shall determine.

            (f) Expiration of SARs. A SAR granted under the Plan shall expire upon the date determined by the Administrator, in its sole discretion, and set forth in the Award Agreement.

            (g) Termination of Relationship as a Service Provider. If a Participant ceases to be a Service Provider, other than upon the Participant's death or Disability, the Participant may exercise his or her SAR within such period of time as is specified in the SAR Agreement to the extent that the SAR is vested on the date of termination (but in no event later than the expiration of the term of such SAR as set forth in the SAR Agreement). In the absence of a specified time in the SAR Agreement, the SAR shall remain exercisable for three
(3) months following the Participant's termination. If, on the date of termination, the Participant is not vested as to his or her entire SAR, the Shares covered by the unvested portion of the SAR shall revert to the Plan. If, after termination, the Participant does not exercise his or her SAR within the time specified by the Administrator, the SAR shall terminate, and the Shares covered by such SAR shall revert to the Plan.

            (h) Disability of Participant. If a Participant ceases to be a Service Provider as a result of the Participant's Disability, the Participant may exercise his or her SAR within such period of time as is specified in the SAR Agreement to the extent the SAR is vested on the date of termination (but in no event later than the expiration of the term of such SAR as set forth in the SAR Agreement). In the absence of a specified time in the SAR Agreement, the SAR shall remain exercisable for twelve (12) months following the Participant's termination. If, on the date of termination, the Participant is not vested as to his or her entire SAR, the Shares covered by the unvested portion of the SAR shall revert to the Plan. If, after termination, the Participant does not exercise his or her SAR within the time specified herein, the SAR shall terminate, and the Shares covered by such SAR shall revert to the Plan.

            (i) Death of Participant. If a Participant dies while a Service Provider, the SAR may be exercised within such period of time as is specified in the SAR Agreement (but in no event later than the expiration of the term of such SAR as set forth in the Notice of Grant), by the Participant's estate or by a person who acquires the right to exercise the SAR by bequest or inheritance, but only to the extent that the SAR is vested on the date of death. In the absence of a specified time in the SAR Agreement, the SAR shall remain exercisable for twelve (12) months following the Participant's termination. If, at the time of death, the Participant is not vested as to his or her entire SAR, the Shares covered by the unvested portion of the SAR shall immediately revert to the Plan. The SAR may be exercised by the executor or administrator of the Participant's estate or, if none, by the person(s) entitled to exercise the SAR under the Participant's will or the laws of descent or distribution. If the SAR is not so exercised within the time specified herein, the SAR shall terminate, and the Shares covered by such SAR shall revert to the Plan.

            (j) Buyout Provisions. The Administrator may at any time offer to buy out for a payment in cash or Shares an SAR previously granted based on such terms and conditions as the Administrator shall establish and communicate to the Participant at the time that such offer is made.

      12. Stock Purchase Rights.

            (a) Rights to Purchase. Stock Purchase Rights may be issued either alone, in addition to, or in tandem with other awards granted under the Plan and/or cash awards made outside of the Plan. After the Administrator determines that it will offer Stock Purchase Rights under the Plan, it shall advise the offeree in writing or electronically, by means of a Notice of Grant, of the terms, conditions and restrictions related to the offer, including the number of Shares that the offeree shall be entitled to purchase, the price to be paid, and the time within which the offeree must accept such offer. The offer shall be accepted by execution of a Restricted Stock Purchase Agreement in the form determined by the Administrator.

            (b) Repurchase Option. Unless the Administrator determines otherwise, the Restricted Stock Purchase Agreement shall grant the Company a repurchase option exercisable upon the voluntary or involuntary termination of the purchaser's service with the Company for any reason (including death or Disability). The purchase price for Shares repurchased pursuant to the Restricted Stock Purchase Agreement shall be the original price paid by the purchaser and may be paid by cancellation of any indebtedness of the purchaser to the Company. The repurchase option shall lapse at a rate determined by the Administrator.

            (c) Other Provisions. The Restricted Stock Purchase Agreement shall contain such other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Administrator in its sole discretion.

            (d) Rights as a Shareholder. Once the Stock Purchase Right is exercised, the purchaser shall have the rights equivalent to those of a shareholder, and shall be a shareholder when his or her purchase is entered upon the records of the duly authorized transfer agent of the Company. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Stock Purchase Right is exercised, except as provided in Section 13 of the Plan.

      13. Non-Transferability of Awards. Unless determined otherwise by the Administrator, an Award may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the recipient, only by the recipient. If the Administrator makes an Award transferable, such Award shall contain such additional terms and conditions as the Administrator deems appropriate.

      14. Adjustments Upon Changes in Capitalization, Dissolution, Merger or Asset Sale.

            (a) Changes in Capitalization. Subject to any required action by the shareholders of the Company, the number of shares of Common Stock covered by each outstanding Award, and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Awards have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Award, as well as the price per share (if any) of Common Stock covered by each such outstanding Award, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Award.

            (b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Administrator shall notify each Participant as soon as practicable prior to the effective date of such proposed transaction. The Administrator in its discretion may provide for a Participant to have the right to exercise his or her Option, SAR or Stock Purchase Right until ten (10) days prior to such transaction as to all of the Awarded Stock covered thereby, including Shares as to which the Option, SAR or Stock Purchase Right would not otherwise be exercisable. In addition, the Administrator may provide that any Company repurchase option or forfeiture rights applicable to any Restricted Stock shall lapse 100%, and that any Option, SAR and Stock Purchase Right vesting shall accelerate 100%, provided the proposed dissolution or liquidation takes place at the time and in the manner contemplated. To the extent it has not been previously exercised (with respect to Options, SARs and Stock Purchase Rights) or vested (with respect to Restricted Stock), an Award will terminate immediately prior to the consummation of such proposed action.

            (c) Merger or Asset Sale.

                  (i) Stock Options, SARs and Stock Purchase Rights. In the event of a merger of the Company with or into another corporation, or the sale of substantially all of the assets of the Company, each outstanding Option, SAR and Stock Purchase Right shall be assumed or an equivalent Option, SAR or Stock Purchase Right substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. In the event that the successor corporation refuses to assume or substitute for the Option, SAR or Stock Purchase Right, the Participant shall fully vest in and have the right to exercise the Option, SAR or Stock Purchase Right as to all of the Awarded Stock, including Shares as to which it would not otherwise be vested or exercisable. If an Option, SAR or Stock Purchase Right becomes fully vested and exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Administrator shall notify the Participant in writing or electronically that the Option, SAR or Stock Purchase Right shall be fully vested and exercisable for a period of fifteen (15) days from the date of such notice, and the Option, SAR or Stock Purchase Right shall terminate upon the expiration of such period. For the purposes of this paragraph, the Option, SAR or Stock Purchase Right shall be considered assumed if, following the merger or sale of assets, the option or stock appreciation right confers the right to purchase or receive, for each Share of Awarded Stock subject to the Option, SAR or Stock Purchase Right immediately prior to the merger or sale of assets, the consideration (whether stock, cash, or other securities or property) received in the merger or sale of assets by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger or sale of assets is not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Option, SAR or Stock Purchase Right, for each Share of Awarded Stock subject to the Option, SAR or Stock Purchase Right, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the merger or sale of assets.

                  (ii) Restricted Stock. In the event of a merger of the Company with or into another corporation, or the sale of substantially all of the assets of the Company, each outstanding Restricted Stock award shall be assumed or an equivalent Restricted Stock award substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. In the event that the successor corporation refuses to assume or substitute for the Restricted Stock award, the Participant shall fully vest in the Restricted Stock award, including as to Shares which would not otherwise be vested. For the purposes of this paragraph, a Restricted Stock award shall be considered assumed if, following the merger or sale of assets, the award confers the right to purchase or receive, for each Share subject to the Award immediately prior to the merger or sale of assets, the consideration (whether stock, cash, or other securities or property) received in the merger or sale of assets by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger or sale of assets is not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received, for each Share and each unit to acquire a Share subject to the Restricted Stock award, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the merger or sale of assets.

      15. Date of Grant. The date of grant of an Award shall be, for all purposes, the date on which the Administrator makes the determination granting such Award, or such other later date as is determined by the Administrator. Notice of the determination shall be provided to each Participant within a reasonable time after the date of such grant.

      16. Amendment and Termination of the Plan.

            (a) Amendment and Termination. The Board may at any time amend, alter, suspend or terminate the Plan.

            (b) Shareholder Approval. The Company shall obtain shareholder approval of any Plan amendment to the extent necessary and desirable to comply with Applicable Laws.

            (c) Effect of Amendment or Termination. No amendment, alteration, suspension or termination of the Plan shall impair the rights of any Participant, unless mutually agreed otherwise between the Participant and the Administrator, which agreement must be in writing and signed by the Participant and the Company. Termination of the Plan shall not affect the Administrator's ability to exercise the powers granted to it hereunder with respect to Awards granted under the Plan prior to the date of such termination.

      17. Conditions Upon Issuance of Shares.

            (a) Legal Compliance. Shares shall not be issued pursuant to the exercise of an Option or Stock Purchase Right unless the exercise of such Award and the issuance and delivery of such Shares shall comply with Applicable Laws and shall be further subject to the approval of counsel for the Company with respect to such compliance.

            (b) Investment Representations. As a condition to the exercise or receipt of an Award, the Company may require the person exercising or receiving such Award to represent and warrant at the time of any such exercise or receipt that the Shares are being purchased or received only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

      18. Inability to Obtain Authority. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

      19. Reservation of Shares. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

                                   PCTEL, INC.
                                 1997 STOCK PLAN

                                 NOTICE OF GRANT

      Unless otherwise defined herein, the terms defined in the PCTel, Inc. 1997 Stock Plan (the "Plan") shall have the same defined meanings in this Notice of Grant.

      You have been granted a Stock Appreciation Right subject to the terms and conditions of the Plan and the attached Stock Appreciation Right Agreement, as follows:

      Grant Number                   ________________________

      Date of Grant                  ________________________

      Exercise Price per Share       $_______________________

      Total Number of Shares Granted ________________________

      Expiration Date:               Ten (10) years from the Date of Grant

      Vesting Schedule:

      This Stock Appreciation Right shall vest, in whole or in part, in accordance with the following schedule:

      [INSERT VESTING SCHEDULE]

      Termination Period:

      This Stock Appreciation Right, to the extent vested, may be exercised for three months after the date upon which you cease to be a Service Provider (extended to twelve months if such termination is because of your death or Disability) but in no event later than the Expiration Date as set forth above. To the extent not vested at the date upon which you cease to be a Service Provider, the Stock Appreciation Right shall terminate.

      The Stock Appreciation Right evidenced by this Notice of Grant is part of and subject in all respects to the terms and conditions of the attached Stock Appreciation Right Agreement, the terms of which are hereby incorporated herein by reference as if set forth herein in full, and the Plan (a copy of which has been made available to you by the Company).

                                   PCTEL, INC.
                                 1997 STOCK PLAN

                       STOCK APPRECIATION RIGHT AGREEMENT

      1) Grant of Stock Appreciation Right. The Administrator hereby grants to the Participant (the "Participant") named in the Notice of Grant attached to (and part of) this Stock Appreciation Right Agreement, a Stock Appreciation Right (the "Stock Appreciation Right") to purchase the number of Shares as set forth in the Notice of Grant, at the exercise price per share set forth in the Notice of Grant (the "Exercise Price"), subject to the terms and conditions of the PCTel, Inc. 1997 Stock Plan (the "Plan") which is incorporated herein by reference (the Plan and the Notice of Grant together with this Stock Appreciation Right Agreement are herein referred to as the "Agreement" or the "Stock Appreciation Right Agreement"). Subject to Section 16(c) of the Plan, in the event of a conflict between the terms and conditions of the Plan and the terms and conditions of this Stock Appreciation Right Agreement, the terms and conditions of the Plan shall prevail. Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Stock Appreciation Right Agreement.

      2) Exercise of Stock Appreciation Right. This Stock Appreciation Right is exercisable by delivery of an exercise notice, in the form attached as Exhibit A (the "Exercise Notice"), which shall state the election to exercise the Stock Appreciation Right and the number of Shares in respect of which the Stock Appreciation Right is being exercised (the "Exercised Shares"). The Exercise Notice shall be signed by the Participant and shall be delivered in person, by certified mail [OR ELECTRONICALLY] to the Stock Plan Administrator of the Company. This Stock Appreciation Right shall be deemed to be exercised upon receipt by the Company of such fully executed Exercise Notice.

      Upon exercising the Stock Appreciation Right, the Participant shall receive from the Company, for each Share exercised, an amount equal to (i) the Fair Market Value of the Common Stock as of the date of such exercise, minus
(ii) the Exercise Price set forth in the Notice of Grant.

      The Company's obligation arising upon the exercise of this Stock Appreciation Right shall be paid 100% in stock, net of any amounts required to satisfy the Company's withholding obligations. Stock withheld to satisfy withholding obligations shall also be valued at its Fair Market Value on the date of exercise. Any fractional share due to a Participant upon exercise shall be rounded down to the nearest whole share.

      3) Non-Transferability of Stock Appreciation Right. This Stock Appreciation Right may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Participant only by the Participant. The terms of the Plan and this Stock Appreciation Right Agreement shall be binding upon the executors, administrators, heirs, successors and assigns of the Participant.

      4) Term of Stock Appreciation Right. This Stock Appreciation Right may be exercised only within ten (10) years from the Date of Grant set forth in the Notice of Grant. The Stock Appreciation

Right may be exercised during such term only in accordance with the Plan and the terms of this Stock Appreciation Right Agreement.

      5) Tax Consequences. Some of the federal tax consequences relating to this Stock Appreciation Right, as of the date of this Stock Appreciation Right, are set forth below. THIS SUMMARY IS NECESSARILY INCOMPLETE, AND THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE. THE PARTICIPANT SHOULD CONSULT A TAX ADVISER BEFORE EXERCISING THIS STOCK APPRECIATION RIGHT.

      The Participant will be treated as having received compensation income (taxable at ordinary income tax rates) equal to the amount of stock received upon exercising the Stock Appreciation Right. If the Participant is an Employee or a former Employee, the Company will be required to withhold from amounts otherwise payable hereunder to Participant and pay to the applicable taxing authorities an amount in cash equal to a percentage of this compensation income.

      6) No Effect on Employment. Participants who are employees are employed by the Company on an at-will basis only. Accordingly, nothing in this Agreement or the Plan shall confer upon an Employee any right to continue to be employed by the Company or shall interfere with or restrict in any way the rights of the Company, which are hereby expressly reserved, to terminate the employment of the Employee at any time for any reason whatsoever, with or without good cause.

      7) No Rights of Stockholder. Until Shares are issued in respect of the exercise of this SAR in accordance with Plan Section 10(a), the Participant shall not have any of the rights or privileges of a stockholder of the Company in respect of any of the Shares covered by this SAR.

      8) Entire Agreement; Governing Law. The Plan is incorporated herein by reference. The Plan, this Stock Appreciation Right Agreement and the Notice of Grant constitute the entire Agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Participant with respect to the subject matter hereof, and may not be modified adversely to the Participant's interest except by means of a writing signed by the Company and Participant. This Agreement is governed by Delaware law except for that body of law pertaining to conflict of laws.

      By your signature below, you represent and warrant that you are familiar with the terms and provisions of the Plan, and hereby accept and agree to be bound by the Stock Appreciation Right Agreement and the attached Notice of Grant subject to all the terms and provisions hereof and thereof, as well as the Plan. You further represent and warrant that you have reviewed the Stock Appreciation Right Agreement and the Plan in their entirety, and have had an opportunity to obtain the advice of counsel prior to executing the Stock Appreciation Right Agreement by signing below, and fully understand all provisions of the Plan and the Stock Appreciation Right Agreement. Participant also hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions arising under the Plan or the Stock Appreciation Right Agreement. Participant further agrees to notify the Company upon any change in the residence address indicated below (and any subsequent change).

Participant:                            PCTel, Inc.

_________________________________       ________________________________
Signature                               By:
                                        Title:

_________________________________
Print Name

Residence Address
_________________________________
_________________________________
_________________________________

                                    EXHIBIT A

                                   PCTEL, INC.
                                 1997 STOCK PLAN

                       STOCK APPRECIATION RIGHT AGREEMENT
                                 EXERCISE NOTICE

PCTel, Inc.
8725 West Higgins Road
Chicago, IL 60631
Attention:  Stock Plan Administration

      1) Exercise of Stock Appreciation Right. Effective as of today, ______________, 20__, the undersigned ("Participant") hereby elects to exercise
______________ Shares under and pursuant to the PCTel, Inc. 1997 Stock Plan (the "Plan") and the Stock Appreciation Right Agreement dated ___________, 20__ (the "Stock Appreciation Right Agreement"). Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Exercise Notice.

      2) Representations of Participant. Participant acknowledges that Participant has received, read and understood the Plan and the Stock Appreciation Right Agreement and agrees to abide by and be bound by their terms and conditions.

      3) Tax Consultation. Participant understands that Participant may suffer adverse tax consequences as a result of Participant's exercise hereunder. Participant represents that Participant has consulted with any tax consultants Participant deems advisable in connection with the purchase or disposition of the Shares and that Participant is not relying on the Company for any tax advice.

      4) Entire Agreement; Governing Law. The Notice of Grant, the Plan and the Stock Appreciation Right Agreement are incorporated herein by reference. This Exercise Notice, the Notice of Grant, the Plan and the Stock Appreciation Right Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Participant with respect to the subject matter hereof, and may not be modified adversely to the Participant's interest except by means of a writing signed by the Company and Participant. This Agreement is governed by Delaware law except for that body of law pertaining to conflict of laws.

Submitted by:                           Accepted by:

Participant:                            PCTel, Inc.

_________________________________       _________________________________
Signature                               By:
                                        Title:

Print Name
_________________________________

Address:

_________________________________
_________________________________
_________________________________

                                 1997 STOCK PLAN

                             STOCK OPTION AGREEMENT


      Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Option Agreement.

I. NOTICE OF STOCK OPTION GRANT



      You have been granted an option to purchase Common Stock of the Company, subject to the terms and conditions of the Plan and this Option Agreement, as follows:

        Grant Number

        Date of Grant

        Vesting Commencement Date

        Exercise Price per Share


        Total Number of Shares Granted

        Total Exercise Price

        Type of Option:                            Incentive Stock Option
                                                ---

                                                 X  Non-statutory Stock Option
                                                ---
        Term/Expiration Date:


Vesting Schedule:


      This Option may be exercised, in whole or in part, in accordance with the following schedule:

      25% of the Shares subject to the Option shall vest twelve months after the Vesting Commencement Date, and 1/48 of the Original Shares subject to the Option shall vest each month thereafter, subject to the Optionee continuing to be a Service Provider on such dates.

      Termination Period:

      This Option may be exercised for three (3) months after Optionee ceases to be a Service Provider. Upon the death or Disability of the Optionee, this Option may be exercised for one year after Optionee ceases to be a Service Provider. In no event shall this Option be exercised later than the Term/Expiration Date as provided above.

II. AGREEMENT

      1. Grant of Option. The Plan Administrator of the Company hereby grants to the Optionee named in the Notice of Grant attached as Part I of this Agreement (the "Optionee") an option (the "Option") to purchase the number of Shares, as set forth in the Notice of Grant, at the exercise price per share set forth in the Notice of Grant (the "Exercise Price"), subject to the terms and conditions of the Plan, which is incorporated herein by reference. Subject to Section 15(c) of the Plan, in the event of a conflict between the terms and conditions of the Plan and the terms and conditions of this Option Agreement, the terms and conditions of the Plan shall prevail.

          If designated in the Notice of Grant as an Incentive Stock Option ("ISO"), this Option is intended to qualify as an Incentive Stock Option under
Section 422 of the Code. However, if this Option is intended to be an Incentive Stock Option, to the extent that it exceeds the $100,000 rule of Code Section 422(d) it shall be treated as a Nonstatutory Stock Option ("NSO").

      2 Exercise of Option.

          (a) Right to Exercise. This Option is exercisable during its term in accordance with the Vesting Schedule set out in the Notice of Grant and the applicable provisions of the Plan and this Option Agreement.

          (b) Method of Exercise. This Option is exercisable by delivery of an exercise notice, in the form attached as Exhibit A (the "Exercise Notice"), which shall state the election to exercise the Option, the number of Shares in respect of which the Option is being exercised (the "Exercised Shares"), and such other representations and agreements as may be required by the Company pursuant to the provisions of the Plan. The Exercise Notice shall be completed by the Optionee and delivered to PLAN ADMINISTRATOR of the Company. The Exercise Notice shall be accompanied by payment of the aggregate Exercise Price as to all Exercised Shares. This Option shall be deemed to be exercised upon receipt by the Company of such fully executed Exercise Notice accompanied by such aggregate Exercise Price.

          No Shares shall be issued pursuant to the exercise of this Option unless such issuance and exercise complies with Applicable Laws. Assuming such compliance, for income tax purposes the Exercised Shares shall be considered transferred to the Optionee on the date the Option is exercised with respect to such Exercised Shares.

      3 Method of Payment. Payment of the aggregate Exercise Price shall be by any of the following, or a combination thereof, at the election of the Optionee:

          (a) cash; or

          (b) check; or

          (c) consideration received by the Company under a cashless exercise program implemented by the Company in connection with the Plan; or

          (d) surrender of other Shares which (i) in the case of Shares acquired upon exercise of an option, have been owned by the Optionee for more than six
(6) months on the date of surrender, AND (ii) have a Fair Market Value on the date of surrender equal to the aggregate Exercise Price of the Exercised Shares; or

          (e) with the Administrator's consent, delivery of Optionee's promissory note (the "Note") in the form attached hereto as Exhibit C, in the amount of the aggregate Exercise Price of the Exercised Shares together with the execution and delivery by the Optionee of the Security Agreement attached hereto as Exhibit B. The Note shall bear interest at the "applicable federal rate" prescribed under the Code and its regulations at time of purchase, and shall be secured by a pledge of the Shares purchased by the Note pursuant to the Security Agreement.

      4 Non-Transferability of Option. This Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Optionee only by the Optionee. The terms of the Plan and this Option Agreement shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

      5 Term of Option. This Option may be exercised only within the term set out in the Notice of Grant, and may be exercised during such term only in accordance with the Plan and the terms of this Option Agreement.

      6 Tax Consequences. Some of the federal tax consequences relating to this Option, as of the date of this Option, are set forth below. THIS SUMMARY IS NECESSARILY INCOMPLETE, AND THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE. THE OPTIONEE SHOULD CONSULT A TAX ADVISER BEFORE EXERCISING THIS OPTION OR DISPOSING OF THE SHARES.

          (a) Exercising the Option.

              (i) Nonstatutory Stock Option. The Optionee may incur regular federal income tax liability upon exercise of a NSO. The Optionee will be treated as having received compensation income (taxable at ordinary income tax rates) equal to the excess, if any, of the Fair Market Value of the Exercised Shares on the date of exercise over their aggregate Exercise Price. If the Optionee is an Employee or a former Employee, the Company will be required to withhold from his or her compensation or collect from Optionee and pay to the applicable taxing authorities an amount in cash equal to a percentage of this compensation income at the time of exercise, and may refuse to honor the exercise and refuse to deliver Shares if such withholding amounts are not delivered at the time of exercise.

              (ii) Incentive Stock Option. If this Option qualifies as an ISO, the Optionee will have no regular federal income tax liability upon its exercise, although the excess, if any, of the Fair Market Value of the Exercised Shares on the date of exercise over their aggregate Exercise Price will be treated as an adjustment to alternative minimum taxable income for federal tax purposes and may subject the Optionee to alternative minimum tax in the year of exercise. In the event that the Optionee ceases to be an Employee but remains a Service Provider, any Incentive Stock Option of the Optionee that remains unexercised shall cease to qualify as an Incentive Stock Option and will be treated for tax purposes as a Nonstatutory Stock Option on the date three (3) months and one (1) day following such change of status.

         (b) Disposition of Shares.

              (i) NSO. If the Optionee holds NSO Shares for at least one year, any gain realized on disposition of the Shares will be treated as long-term capital gain for federal income tax purposes.

              (ii) ISO. If the Optionee holds ISO Shares for at least one year after exercise and two years after the grant date, any gain realized on disposition of the Shares will be treated as long-term capital gain for federal income tax purposes. If the Optionee disposes of ISO Shares within one year after exercise or two years after the grant date, any gain realized on such disposition will be treated as compensation income (taxable at ordinary income rates) to the extent of the excess, if any, of the lesser of (A) the difference between the Fair Market Value of the Shares acquired on the date of exercise and the aggregate Exercise Price, or (B) the difference between the sale price of such Shares and the aggregate Exercise Price. Any additional gain will be taxed as capital gain, short-term or long-term depending on the period that the ISO Shares were held.

          (c) Notice of Disqualifying Disposition of ISO Shares. If the Optionee sells or otherwise disposes of any of the Shares acquired pursuant to an ISO on or before the later of (i) two years after the grant date, or (ii) one year after the exercise date, the Optionee shall immediately notify the Company in writing of such disposition. The Optionee agrees that he or she may be subject to income tax withholding by the Company on the compensation income recognized from such early disposition of ISO Shares by payment in cash or out of the current earnings paid to the Optionee.

      7 Entire Agreement; Governing Law. The Plan is incorporated herein by reference. The Plan and this Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof, and may not be modified adversely to the Optionee's interest except by means of a writing signed by the Company and Optionee. This agreement is governed by the internal substantive laws, but not the choice of law rules, of Delaware.

      8 NO GUARANTEE OF CONTINUED SERVICE. OPTIONEE ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES PURSUANT TO THE VESTING SCHEDULE HEREOF IS EARNED ONLY BY CONTINUING AS A SERVICE PROVIDER AT THE WILL OF THE COMPANY (AND NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED AN OPTION OR PURCHASING SHARES HEREUNDER). OPTIONEE FURTHER ACKNOWLEDGES AND AGREES THAT THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS A SERVICE PROVIDER FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND SHALL NOT INTERFERE WITH OPTIONEE'S RIGHT OR THE COMPANY'S RIGHT TO TERMINATE OPTIONEE'S RELATIONSHIP AS A SERVICE PROVIDER AT ANY TIME, WITH OR WITHOUT CAUSE.

      By your signature and the signature of the Company's representative below, you and the Company agree that this Option is granted under and governed by the terms and conditions of the Plan and this Option Agreement. Optionee has reviewed the Plan and this Option Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option Agreement and fully understands all provisions of the Plan and Option Agreement. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions relating to the Plan and Option Agreement. Optionee further agrees to notify the Company upon any change in the residence address indicated below.

OPTIONEE:                                       PC-TEL, INC.


---------------------------------               --------------------------------
Signature                                       By

                                                VP Human Resources
---------------------------------               --------------------------------
Print Name                                      Title

---------------------------------
Residence Address

---------------------------------

                               CONSENT OF SPOUSE

      The undersigned spouse of Optionee has read and hereby approves the terms and conditions of the Plan and this Option Agreement. In consideration of the Company's granting his or her spouse the right to purchase Shares as set forth in the Plan and this Option Agreement, the undersigned hereby agrees to be irrevocably bound by the terms and conditions of the Plan and this Option Agreement and further agrees that any community property interest shall be similarly bound. The undersigned hereby appoints the undersigned's spouse as attorney-in-fact for the undersigned with respect to any amendment or exercise of rights under the Plan or this Option Agreement.

                                               ---------------------------------
                                               Spouse of Option

                                  PC-TEL, INC.

                                 1997 STOCK PLAN

                        RESTRICTED STOCK AWARD AGREEMENT

      Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Restricted Stock Award Agreement (the "Agreement").

I.    NOTICE OF GRANT OF COMMON STOCK
      NAME
      ADDRESS 1
      ADDRESS 2

      You have been granted Common Stock of the Company (the "Stock Award"), subject to the terms and conditions of the Plan and this Agreement, as follows:

      Date of Grant

      Per Share Fair Market Value

      Vesting Commencement Date

      Total Number of Shares Granted

      Vesting Schedule:

      Subject to the grantee named above (the "Grantee") continuing to be a Service Provider on such dates, this Stock Award shall vest in accordance with the following schedule:

      The shares issued pursuant to this Stock Award shall vest at a rate of 20% of the original granted shares beginning on February 13, 2006, and for each of the following four years concluding February 11, 2010.

      Notwithstanding the foregoing or anything contrary in the Plan, in the event of a merger of the Company with or into another corporation, or the sale of substantially all of the assets of the Company, in which the successor corporation refuses to assume or substitute an equivalent stock award or right for this Stock Award, the Grantee shall fully vest in the Stock Award as to all of the Shares subject to the Stock Award, including Shares as to which it would otherwise not be vested.

II.   AGREEMENT

      This Agreement is made as of March 15, 2002 between the Company and the Grantee.

      1. 1997 Stock Plan. This Agreement and the Grantee's rights hereunder and with respect to the Shares shall be governed in all respects by the provisions of the Company's 1997 Stock Plan (as amended and restated August 3, 1999), and the Plan is incorporated herein by reference. Subject to Section 15(c) of the Plan, in the event of a conflict between the terms and conditions of the Plan and the terms and conditions of this Agreement, the terms and conditions of the Plan shall prevail.

      2. Grant of Stock. The Plan Administrator of the Company hereby grants to the Grantee the number of Shares as set forth in the Notice of Grant of Common Stock, in consideration for past services performed by the Grantee for the Company, equal in amount to the fair market value of the Shares, subject to the terms and conditions of the Plan.

      3. Surrender of Shares.

                  If the Grantee's status as a Service Provider is terminated for any reason, including for death or Disability of the Grantee, while holding Shares which have not become vested under the vesting schedule set forth in the Notice of Grant of Common Stock ("Unvested Shares"), then such Unvested Shares shall be immediately surrendered to the Company for cancellation, the Company shall not be required to offer any consideration to the Grantee in connection with such cancellation, and the Grantee shall have no further rights with respect to such forfeited Unvested Shares. The Unvested Shares and the Shares which have become vested are sometimes collectively referred to herein as the "Shares."

      4. Transferability of the Shares, Escrow.

         (a) The Grantee hereby authorizes and directs the Secretary of the Company, or such other person designated by the Company, to transfer the Unvested Shares to the Company upon surrender, as set forth in Section 2 of this Agreement.

         (b) To insure the availability for delivery of the Grantee's Unvested Shares upon surrender, the Grantee hereby appoints the Secretary of the Company, or any other person designated by the Company as escrow agent (the "Escrow Agent"), as its attorney-in-fact to sell, assign and transfer unto the Company, such Unvested Shares, if any, surrendered to the Company pursuant to Section 2 of this Agreement and shall, upon execution of this Agreement, deliver and deposit with the Escrow Agent, the certificate or certificates representing the Unvested Shares. The Unvested Shares shall be held by the Escrow Agent in escrow, pursuant to the Joint Escrow Instructions of the Company and the Grantee attached hereto as Exhibit A, until the date such Unvested Shares are surrendered to the Company, until such Unvested Shares are vested, or until such time as this Agreement no longer is in effect. Upon vesting of the Unvested Shares, the Escrow Agent shall deliver to the Grantee, at the Grantee's reasonable request (unless the Escrow Agent agrees otherwise, no more than two requests may be made per calendar year), the certificate or certificates representing such Shares in the Escrow Agent's possession belonging to the Grantee, and the Escrow

Agent shall be discharged of all further obligations hereunder; provided, however, that the Escrow Agent shall nevertheless retain such certificate or certificates as the Escrow Agent if so required, pursuant to other restrictions imposed pursuant to this Agreement.

         (c) The Company, or its designee, shall not be liable for any act it may do or omit to do with respect to holding the Shares in escrow and while acting in good faith and in the exercise of its judgment.

      5. Ownership, Voting Rights, Duties. This Agreement shall not affect in any way the ownership, voting rights or other rights or duties of the Grantee, except as specifically provided herein.

      6. Restriction on Transfer. Unless otherwise provided by the Plan Administrator, none of the Shares or any beneficial interest therein shall be transferred, encumbered or otherwise disposed of in any manner, except for the transfer of the Shares to the Company, or the deposit of the Shares into escrow, pursuant to Sections 2 and 3 hereof, until the release of such Shares to the Grantee in accordance with the provisions of this Agreement.

      7. Adjustment for Stock Split. All references to the number of Shares iin this Agreement shall be appropriately adjusted to reflect any stock split, stock dividend or other change in the Shares which may be made by the Company after the date of this Agreement.

      8. TAX CONSEQUENCES. THE ISSUANCE OF STOCK UNDER THIS AGREEMENT MAY HAVE SIGNIFICANT ADVERSE TAX CONSEQUENCES TO THE GRANTEE. THE GRANTEE HAS REVIEWED WITH THE GRANTEE'S OWN TAX ADVISORS THE FEDERAL, STATE, LOCAL AND FOREIGN TAX CONSEQUENCES OF THIS ISSUANCE AND THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT. THE GRANTEE IS RELYING SOLELY ON SUCH ADVISORS AND NOT ON ANY STATEMENTS OR REPRESENTATIONS OF THE COMPANY OR ANY OF ITS AGENTS. THE GRANTEE UNDERSTANDS THAT THE GRANTEE (AND NOT THE COMPANY) SHALL BE RESPONSIBLE FOR THE GRANTEE'S OWN TAX LIABILITY THAT MAY ARISE AS A RESULT OF THIS ISSUANCE OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT. IN PARTICULAR, THE GRANTEE UNDERSTANDS THAT THE GRANTEE, AND NOT THE COMPANY, IS RESPONSIBLE FOR THE DETERMINATION WHETHER TO FILE AN ELECTION UNDER SECTION 83(b) OF THE INTERNAL REVENUE CODE.

      9. General Provisions.

         (a) The Plan and this Agreement constitute the entire agreement of the parties with respect to the subject matter hereof, and may not be modified adversely to the Grantee's interest except by means of a writing signed by the Company and the Grantee.

         (b) This Agreement is governed by the internal substantive laws, but not the choice of law rules, of Delaware.

         (c) Any notice, demand or request required or permitted to be given by either the Company or the Grantee pursuant to the terms of this Agreement shall be in writing and shall be deemed given when delivered personally or deposited in the U.S. mail, First Class with postage prepaid, and addressed to the parties at the addresses of the parties set forth at the end of this Agreement or such other address as a party may request by notifying the other in writing.

         (d) The rights and benefits of the Company under this Agreement shall be transferable to any one or more persons or entities, and all covenants and agreements hereunder shall inure to the benefit of, and be enforceable by the Company's successors and assigns. The rights and obligations of the Grantee under this Agreement may only be assigned with the prior written consent of the Company.

         (e) Either party's failure to enforce any provision or provisions of this Agreement shall not in any way be construed as a waiver of any such provision or provisions, nor prevent that party thereafter from enforcing each and every other provision of this Agreement. The rights granted to both parties herein are cumulative and shall not constitute a waiver of either party's right to assert all other legal remedies available to it under the circumstances.

         (f) The Grantee agrees upon request to execute any further documents or instruments necessary or desirable to carry out the purposes or intent of this Agreement.

         (g) THE GRANTEE ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES PURSUANT TO THIS AGREEMENT IS EARNED ONLY BY CONTINUING SERVICE AS A SERVICE PROVIDER AT THE WILL OF THE COMPANY. THE GRANTEE FURTHER ACKNOWLEDGES AND AGREES THAT THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS A SERVICE PROVIDER FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND SHALL NOT INTERFERE WITH THE GRANTEE'S RIGHT OR THE COMPANY'S RIGHT TO TERMINATE THE GRANTEE'S SERVICE PROVIDER RELATIONSHIP AT ANY TIME, WITH OR WITHOUT CAUSE.

      By your signature and the signature of the Company's representative below, you and the Company agree that this Stock Award is granted under and governed by the terms and conditions of the Plan and this Agreement. The Grantee has reviewed the Plan and this Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Agreement and fully understands all provisions of the Plan and this Agreement. The Grantee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Plan Administrator upon any questions relating to the Plan or this Agreement. The Grantee further agrees to notify the Company upon any change in the residence address indicated below.



                  [Remainder of Page Intentionally Left Blank]

         IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the day and year first set forth above.


PCTEL Inc.:                                    GRANTEE:


----------------------------------             ---------------------------------
By                                             Signature


VP, Finance
----------------------------------             ---------------------------------
Title                                          Print Name

                                               ---------------------------------
                                               Residence Address

                                    EXHIBIT A

                            JOINT ESCROW INSTRUCTIONS


                                                                November 1, 2004


Wells Fargo Bank Minnesota, N.A.
161 North Concord Exchange
South St. Paul, MN  55075-1139

Ladies and Gentlemen:

      As Escrow Agent for both PC-Tel, Inc. (the "Company"), and the undersigned Grantee of stock of the Company (the "Grantee"), you are hereby authorized and directed to hold the documents delivered to you pursuant to the terms of the Restricted Stock Award Agreement (the "Agreement") between the Company and the Grantee pursuant to the Company's 1997 Stock Plan (the "Plan"), in accordance with the following instructions:

      1. In the event any shares of stock are surrendered to the Company and/or any assignee of the Company (referred to collectively for convenience herein as the "Company") pursuant to the Agreement, the Grantee and the Company hereby irrevocably authorize and direct you to deliver any certificates evidencing the shares of stock to be transferred, to the Company or its assignee, for the number of shares of stock being surrendered.

      2. The Grantee irrevocably authorizes the Company to deposit with you any certificates evidencing shares of stock to be held by you hereunder and any additions and substitutions to said shares as defined in the Agreement. The Grantee does hereby irrevocably constitute and appoint you as the Grantee's attorney-in-fact and agent for the term of this escrow, to execute with respect to such securities all documents necessary or appropriate to make such securities negotiable and to complete any transaction contemplated herein. Subject to the provisions of this paragraph 2, the Grantee shall exercise all rights and privileges of a stockholder of the Company while the stock is held by you.

      3. Upon written request of the Grantee, but no more than twice per calendar year, unless the stock in question has been surrendered, you will deliver to the Grantee a certificate or certificates representing so many shares of stock as are not then Unvested Shares, as such term is defined in the Agreement. As soon as administratively feasible after cessation of the Grantee's status as a Service Provider (as defined in the Plan), you will deliver to the Grantee a certificate or certificates representing the aggregate number of shares held or issued pursuant to the Agreement and not surrendered to the Company or its assignees pursuant to the Agreement.

      4. The certificates representing the shares of the Company's stock issued pursuant to the Plan and Agreement shall bear the following restrictive legend:

         "THE SECURITIES REPRESENTED BY THIS CERTIFICATE (THE "SECURITIES") HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT RELATED TO THE SECURITIES, OR AN OPINION OF COUNSEL SATISFACTORY TO COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE ACT, OR A NO- ACTION LETTER FROM THE SECURITIES AND EXCHANGE COMMISSION, THE SECURITIES MAY NOT BE SOLD, TRANSFERRED, ASSIGNED, OR HYPOTHECATED EXCEPT IN COMPLIANCE WITH RULE 144."

         5. If at the time of termination of this escrow you should have in your possession any documents, securities or other property belonging to the Grantee, you shall deliver all of the same to the Grantee and shall be discharged of all further obligations hereunder.

         6. Your duties hereunder may be altered, amended, modified or revoked only by a writing signed by all of the parties hereto.

         7. You shall be obligated only for the performance of such duties as are specifically set forth herein and may rely and shall be protected in relying or refraining from acting on any instrument reasonably believed by you to be genuine and to have been signed or presented by the proper party or parties. You shall not be personally liable for any act you may do or omit to do hereunder as Escrow Agent or as attorney-in-fact for the Grantee while acting in good faith, and any act done or omitted by you pursuant to the advice of your own attorneys shall be conclusive evidence of such good faith.

         8. You are hereby expressly authorized to disregard any and all warnings given by any of the parties hereto or by any other person or corporation, excepting only orders or process of courts of law, and are hereby expressly authorized to comply with and obey orders, judgments or decrees of any court. In case you obey or comply with any such order, judgment or decree, you shall not be liable to any of the parties hereto or to any other person, firm or corporation by reason of such compliance, notwithstanding any such order, judgment or decree being subsequently reversed, modified, annulled, set aside, vacated or found to have been entered without jurisdiction.

         9. You shall not be liable in any respect on account of the identity, authorities or rights of the parties executing or delivering or purporting to execute or deliver the Agreement or any documents or papers deposited or called for hereunder.

         10. You shall not be liable for the outlawing of any rights under the Statute of Limitations with respect to these Joint Escrow Instructions or any documents deposited with you.

         11. You shall be entitled to employ such legal counsel and other experts as you may deem necessary properly to advise you in connection with your obligations hereunder, may rely upon the advice of such counsel, and may pay such counsel reasonable compensation therefor.

         12. Your responsibilities as Escrow Agent hereunder shall terminate if you shall cease to be an officer or agent of the Company or if you shall resign by written notice to each party. In the event of any such termination, the Company shall appoint a successor Escrow Agent.

         13. If you reasonably require other or further instruments in connection with these Joint Escrow Instructions or obligations in respect hereto, the necessary parties hereto shall join in furnishing such instruments.

         14. It is understood and agreed that should any dispute arise with respect to the delivery and/or ownership or right of possession of the securities held by you hereunder, you are authorized and directed to retain in your possession, without liability to anyone, all or any part of said securities until such disputes shall have been settled either by mutual written agreement of the parties concerned or by a final order, decree or judgment of a court of competent jurisdiction after the time for appeal has expired and no appeal has been perfected, but you shall be under no duty whatsoever to institute or defend any such proceedings.

         15. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery or upon deposit in the United States Post Office, by registered or certified mail with postage and fees prepaid, addressed to each of the other parties thereunto entitled at the following addresses or at such other addresses as a party may designate by ten days' advance written notice to each of the other parties hereto.


                  COMPANY:                  PCTEL, Inc.
                                            8425 W. Higgins Road, Suite 400
                                            Chicago, IL 60631

                  GRANTEE:                  NAME
                                            ADDRESS


                  ESCROW AGENT:             Wells Fargo Bank, N.A.
                                            161 North Concord Exchange
                                            South St. Paul, MN  55075-1139

         16. By signing these Joint Escrow Instructions, you become a party hereto only for the purpose of said Joint Escrow Instructions; you do not become a party to the Agreement.

         17. This instrument shall be binding upon and inure to the benefit of the parties hereto, and their respective successors and permitted assigns.

         18. These Joint Escrow Instructions shall be governed by, and construed and enforced in accordance with, the laws of the State of Delaware.



                                               Very truly yours,

                                               PCTEL, Inc.


                                               ---------------------------------
                                               By

                                               VP, Human Resources
                                               ---------------------------------
                                               Title



                                               GRANTEE:


                                               ---------------------------------
                                               Signature

                                               ---------------------------------
                                               Print Name

ESCROW AGENT:


---------------------------------
Wells Fargo Bank, N.A.